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                                                                   EXHIBIT 10.27

                                Ellen Tracy, Inc.
                               565 Seventh Avenue
                            New York, New York 10018

                                  June 17, 1998

Mr. Hugh Gaither
President
Ridgeview, Inc.
2101 North Main Street
Newton, North Carolina  28658

Dear Mr. Gaither:

         This will confirm that, pursuant to Sections 3 and 27 of the License Agreement between Ellen Tracy, Inc. and Ridgeview, Inc. ("Licensee"), dated as of January 1, 1994 ("Agreement"), as extended and amended by a letter dated October 22, 1996 between us, the Agreement is further extended, for a three-year term, to December 31, 2000 ("Renewal Term").

         Pursuant to Section 27 of the Agreement, this will also confirm that the Agreement is modified to provide that, during the Renewal Term, Licensee will be required to pay Guaranteed Minimum Royalties, to make the Projected Annual Sales (both as defined in Section 4(b) of the Agreement) and to expend the National Advertising Amount (as defined in Section 5(b) of the Agreement) in the following amounts:

For Annual Period            Projected Annual Sales     Guaranteed Minimum         National Advertising
Commencing                                              Royalties                  Amount

January 1, 1998              $6,500,000                 $400,000                   $300,000
January 1, 1999              $7,500,000                 $475,000                   $400,000
January 1, 2000              $8,000,000                 $525,000                   $425,000

         Except as expressly modified hereby, the Agreement shall remain in full force and effect.

         Please indicate your agreement by signing where indicated below, and return your original signed copy of this letter to me.

                                          Sincerely,

                                          Ellen Tracy, Inc.

                                          By: /s/ Howard Rosenberger
                                             -----------------------------------
                                             Howard Rosenberger
Agreed and accepted:
Ridgeview, Inc.

By: /s/ Hugh R. Gaither
   ------------------------------
   President and CEO

Date:  6-25-98
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